Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Randall L. Stephenson	June 23, 2014
Randall L. Stephenson	Date
Chairman of the Board, Chief Executive Officer and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Reuben V. Anderson	June 27, 2014
Reuben V. Anderson	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Jaime Chico Pardo	June 27, 2014
Jaime Chico Pardo	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Scott T. Ford	June 27, 2014
Scott T. Ford	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Glenn H. Hutchins	June 27, 2014
Glenn H. Hutchins	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ James P. Kelly	June 27, 2014
James P. Kelly	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Jon C. Madonna	June 27, 2014
Jon C. Madonna	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Michael B. McCallister	June 27, 2014
Michael B. McCallister	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ John B. McCoy	June 27, 2014
John B. McCoy	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Beth E. Mooney	June 25, 2014
Beth E. Mooney	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Joyce M. Roché	June 27, 2014
Joyce M. Roché	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Matthew K. Rose	June 27, 2014
Matthew K. Rose	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Cynthia B. Taylor	June 27, 2014
Cynthia B. Taylor	Date
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 for the issuance of shares of the Corporation’s Common Stock in connection with the proposed merger of Steam Merger Sub LLC, a wholly-owned subsidiary of the Corporation, and DIRECTV pursuant to the terms and conditions of the Agreement and Plan of Merger among the Corporation, DIRECTV, and Steam Merger Sub LLC, dated as of May 18, 2014; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Wayne Watts, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file such Registration Statement or Statements, and thereafter to execute and file any and all amended Registration Statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Laura D’Andrea Tyson	June 27, 2014
Laura D’Andrea Tyson	Date
Director